                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN CONSENT STATEMENT

                            SCHEDULE 14A INFORMATION
               CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by party other than the registrant [_]

Check the appropriate box:
[_] Preliminary Consent Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Consent Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SIERRA PACIFIC POWER COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                 (Name of Person(s) Filing Consent Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

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            P.O. BOX 10100 (6100 NEIL ROAD), RENO, NEVADA 89520-0400

[SIERRA PACIFIC LOGO APPEARS HERE]
                          SIERRA PACIFIC POWER COMPANY
                        P.O. Box 10100 (6100 Neil Road)
                               Reno, Nevada 89520

                                                                January 23, 2001

Dear Shareholder:

   Please find enclosed important information relating to the consent that Sierra Pacific Power Company (the "Company") is seeking from holders of its preferred stock to increase the amount of unsecured indebtedness the Company may issue. Under section 4.04(B)(i) of its Restated Articles of Incorporation, the Company cannot, without the consent of the holders of a majority of the total number of shares of the Company's preferred stock, issue unsecured debt securities with maturities of greater than 12 months for any purpose (other than refunding outstanding unsecured debt or retiring outstanding shares of preferred stock) if such unsecured indebtedness would exceed 20% of the aggregate of (a) the total principal amount of all bonds and other securities representing secured indebtedness then outstanding and (b) the total capital and surplus of the Company then stated on its books. As of September 30, 2000, this restriction would entitle the Company to have outstanding approximately $263.9 million in long-term unsecured indebtedness, of which $13.9 million is currently available. The Company is seeking the consent of the holders of the preferred stock to issue up to $400 million in long-term unsecured indebtedness in excess of the present limitation. In particular, the Company anticipates that the ability to use unsecured indebtedness will increase the Company's flexibility in planning and financing its business activities. We would greatly appreciate your giving prompt attention to the enclosed material which you are urged to read in its entirety.

   If the necessary number of shares of preferred stock grant consents, the Company will make a special participation premium payment in the amount of $.50 per share consented, to each holder of shares of preferred stock of record on December 22, 2000 whose duly executed and valid non-revoked consent is received on or before February 15, 2001 (the "Return Date"). Information and instructions relating to the special participation premium are included with the enclosed material.

   It is important that all preferred shareholders, regardless of the number of shares owned, grant a consent. WE URGE YOU TO GRANT YOUR CONSENT BY MARKING, SIGNING AND DATING THE ENCLOSED CONSENT CARD, WHICH IS INCLUDED WITHIN, AND RETURN IT AS SOON AS POSSIBLE. Shareholders are requested to return their consent by February 15, 2001. Brokers, dealers, commercial banks, trust companies and other nominees, only, may return consent letters by facsimile to Alpine Fiduciary Services, Inc., c/o CIC/Georgeson Shareholder Communications at (201) 804-8693 (fax).

   If you have any questions regarding the proposed consent, please call the Information Agent, CIC/Georgeson Shareholder Communications, at (800) 809-5937 (toll-free), the Solicitation Agent, Georgeson Shareholder Securities Corporation, at (800) 445-1790 (toll-free), Richard K. Atkinson, Treasurer and Investor Relations Officer of the Company at (775) 834-5300, or your broker, dealer, commercial bank, trust company or other nominee.

                                               Sincerely,

                                                  /s/ William E. Peterson
                                               William E. Peterson
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary

                          SIERRA PACIFIC POWER COMPANY
                               CONSENT STATEMENT
                      WITH RESPECT TO ITS PREFERRED STOCK

INTRODUCTION

   This Consent Statement is first being mailed on or about January 23, 2001 to the holders of the Class A, Series 1 Preferred Stock of Sierra Pacific Power Company, a Nevada corporation (the "Company"), in connection with the solicitation of consents by the Board of Directors (the "Board") of the Company to the Proposal described below. Under section 4.04(B)(i)/1/ of its Restated Articles of Incorporation, the Company cannot, without the consent of the holders of a majority of the total number of shares of the Company's preferred stock, issue unsecured debt securities with maturities of greater than 12 months for any purpose (other than refunding outstanding unsecured debt or retiring outstanding shares of preferred stock) if such unsecured indebtedness would exceed 20% of the aggregate of (a) the total principal amount of all bonds and other securities representing secured indebtedness then outstanding and (b) the total capital and surplus of the Company then stated on its books (the "Charter Limitation"). As of September 30, 2000, this restriction would entitle the Company to have outstanding approximately $263.9 million in long-term unsecured indebtedness, of which $13.9 million is currently available. The Company is seeking the consent of the holders of the Class A, Series 1 Preferred Stock, which is the only series of preferred stock of the Company outstanding, to issue up to $400 million in unsecured indebtedness in excess of the present limitation (the "Proposal"). The ability to use unsecured indebtedness will increase the Company's flexibility in planning and financing its business activities.

   If the proposal is approved, the Company will make a special participation premium payment in the amount of $.50 per share consented to each holder of record on the record date whose duly executed and valid non-revoked consent is received on or before the return date (the "Participation Premium").

   SHAREHOLDERS ARE REQUESTED TO RETURN THEIR CONSENTS BY THE RETURN DATE OF FEBRUARY 15, 2001.

   YOUR CONSENT AND PROMPT ACTION ARE IMPORTANT. YOU ARE URGED TO GRANT YOUR CONSENT BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED CONSENT LETTER AS SOON AS POSSIBLE.
--------
/1/Section 4.04(B)--So long as any Preferred Stock is outstanding, the
   Corporation shall not, without the consent (given in writing without a meeting or by vote in person or by proxy at a meeting called for the purpose) of the holders of a majority of the aggregate number of shares of all series of Preferred Stock then outstanding--
     (i) Issue, create or assume any unsecured notes, debentures or other evidences of indebtedness maturing more than one year from the date of issuance, creation or assumption thereof (hereinafter in this clause
  (i) called "unsecured debt securities") for any purpose, except for the purpose of refunding outstanding unsecured debt securities or effecting the retirement, by redemption or otherwise, of outstanding shares of the Preferred Stock or of a class of stock ranking prior thereto, if immediately after such issue, creation or assumption the total principal amount of all such unsecured debt securities issued, created or assumed and then outstanding (including the unsecured debt securities then to be issued) would exceed twenty percent (20%) of the aggregate of (a) the total principal amount of all bonds and other securities representing secured indebtedness issued, created or assumed by the Corporation and then to be outstanding, and (b) the total of the capital and surplus (including premiums on capital stock) of the Corporation as then to be stated on its books; provided that any unsecured debt securities issued under any consent of holders of Preferred Stock (and any securities issued to refund the same) shall be excluded from the computation of the amount of unsecured debt securities which may be issued, created or assumed within the aforesaid twenty percent (20%) limitation . . . .

                               CONSENT PROCEDURES

RECORD DATE, VOTING SECURITIES, REQUIRED ACTION

   The Board of Directors of the Company has set December 22, 2000 as the record date for determining shareholders entitled to grant a consent with respect to this solicitation (the "Record Date"). Only holders of record of the Company's Class A, Series 1 Preferred Stock (the "Preferred Stock") at the close of business on the Record Date will be entitled to grant consents. The record holders of the Preferred Stock act together as one class with respect to the Proposal. As of the Record Date, there were 2,000,000 shares of Preferred Stock outstanding.

   The consent by the holders of a majority of the outstanding shares of Preferred Stock is required to approve the Proposal.

CONSENT PROCEDURES GENERALLY; EFFECTIVENESS OF CONSENTS

   The Company is a Nevada corporation and is, therefore, subject to Nevada law regarding its corporate actions. Nevada law permits action by less than unanimous written consent of stockholders provided a corporation's articles of incorporation does not provide otherwise. Section 4.04(B) of the Company's Restated Articles of Incorporation specifically provides that a majority of the total number of votes which may be cast by the holders of all outstanding series of preferred stock may consent in writing to the Company's issuance of unsecured debt in excess of the Charter Limitation.

   The Proposal will become effective when properly completed, unrevoked and effective consent letters (or other forms of consent) indicating consent to the Proposal, signed by the holders of record on the Record Date of a majority of the outstanding shares of the Preferred Stock, are delivered to the Company. The Company reserves the right to extend the consent solicitation period at any time and from time to time, whether or not the requisite consents have been received.

   Because the Proposal will become effective only if executed consent letters are returned by holders of record on the Record Date of a majority of the outstanding shares of the Preferred Stock, the following actions will have the same effect as withholding consent to the Proposal: (a) failing to execute, date and return a consent letter or (b) executing, dating and returning a consent marked "WITHHOLDS CONSENT" or "ABSTAINS" as to the Proposal. If returned consent letters are executed and dated but not marked with respect to the Proposal, the shareholder will be deemed to have consented to the Proposal.

PROCEDURAL INSTRUCTIONS

   If a shareholder is a record holder of shares of Preferred Stock as of the close of business on the Record Date, such shareholder may consent to, withhold consent to or abstain with respect to the Proposal by marking the "CONSENTS", "WITHHOLDS CONSENT" or "ABSTAINS" box, as applicable, on the accompanying consent letter and signing, dating and returning it promptly in the enclosed postage-paid envelope. Any beneficial owner of shares who is not the registered holder of such shares as of the Record Date (as would be the case for any beneficial owner whose shares are registered in the name of such owner's broker, dealer, commercial bank, trust company or other nominee) must arrange with the record holder to execute and deliver a consent letter on such beneficial owner's behalf.

   UNDER NEVADA LAW, ONLY SHAREHOLDERS OF RECORD ON THE RECORD DATE ARE ELIGIBLE TO GIVE THEIR CONSENT TO THE PROPOSALS. THEREFORE, EACH SHAREHOLDER IS URGED, EVEN IF SUCH SHAREHOLDER HAS SOLD ITS SHARES SUBSEQUENT TO THE RECORD DATE, TO GRANT ITS CONSENT PURSUANT TO THE ENCLOSED CONSENT LETTER WITH RESPECT TO ALL SHARES HELD AS OF THE RECORD DATE. IF THE PARTICIPATION PREMIUM IS MADE, IT WILL BE MADE TO EACH HOLDER OF RECORD ON THE RECORD DATE WHOSE DULY EXECUTED AND VALID NON-REVOKED CONSENT IS RECEIVED ON OR BEFORE THE

RETURN DATE. IN ADDITION, ANY SHAREHOLDER OWNING SHARES BENEFICIALLY (BUT NOT OF RECORD), SUCH AS A PERSON WHOSE OWNERSHIP OF SHARES IS THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, SHOULD CONTACT THAT NOMINEE WITH INSTRUCTIONS TO EXECUTE THE CONSENT LETTER ON SUCH SHAREHOLDER'S BEHALF OR TO HAVE THAT NOMINEE EXECUTE THE CONSENT. EACH SHAREHOLDER IS URGED TO ENSURE THAT THE RECORD HOLDER OF SUCH SHAREHOLDER'S SHARES MARKS, SIGNS, DATES AND RETURNS THE ENCLOSED CONSENT LETTER AS SOON AS POSSIBLE.

   Instructions and additional information regarding the consent and the Participation Premium are included in the attached consent letter.

REVOCATION OF CONSENTS

   Executed consents may be revoked at any time, provided that a written, dated revocation which clearly identifies the consent being revoked is executed and delivered to Alpine Fudiciary Services, Inc at the address set forth below, prior to the time that the Proposal becomes effective. A revocation may be in any written form validly signed by the record holder as of the Record Date as long as it clearly states that the consent previously given is no longer effective.

CONSEQUENCES TO NON-CONSENTING SHAREHOLDERS

   Shareholders of record on the Record Date who do not timely and validly consent to the Proposal on or before the Return Date will not be eligible to receive any Participation Premium even though the Proposal will be binding upon them if the Proposal becomes effective as described above.

APPRAISAL RIGHTS

   No appraisal rights are or will be available under Nevada law in connection with the Proposal.

PARTICIPATION PREMIUM

   Subject to the terms and conditions set forth in this Consent Statement, if (but only if) the Proposal is approved, the Company will pay a Participation Premium of $.50 for each share consented, to each preferred shareholder of record on the Record Date whose duly executed and valid non-revoked consent is received on or before the Return Date. If the Proposal is approved, the Participation Premiums will be paid out of the Company's general funds, promptly after the Proposal is approved. However, no accrued interest will be paid on the Participation Premiums regardless of any delay in making payments.

   Only preferred shareholders on the Record Date (or their legal representatives or attorneys-in-fact) are eligible to receive Participation Premiums. Any beneficial owner of shares who is not the registered holder of such shares as of the Record Date must arrange with the record holder to receive his proportionate interest in the Participation Premiums made to such record holder. The Company will have no responsibility or liability for any aspect of the records relating to or payments made on account of any beneficial owner's interest in the Participation Premium made to a record holder of Preferred Stock.

   Instructions and additional information regarding the Participation Premium are included in the attached consent letter.

                          OWNERSHIP OF PREFERRED STOCK

   The holders of the Preferred Stock are the only class of securities holders entitled to act on the Proposal. There were approximately 25 holders of record of shares of Preferred Stock as of December 22, 2000.

   The following table indicates the number of shares of Preferred Stock beneficially owned by any person or group known by the Company to be the holder of more than 5% of the shares entitled to vote on the Proposal.

                                                                  Amount and
                                                                  Percentage
                                                                of Beneficial
                                                                  Ownership
                                                              as of December 22,
Name and Address of Beneficial Owner                                 2000
------------------------------------                          ------------------
John Hancock Advisers........................................   389,586 shares
 101 Huntington Ave                                                (19.48%)
 Boston, Massachusetts 02199
Associates Corporation of North America......................   210,041 shares
 250 East Carpenter Freeway                                         (10.5%)
 Irving, Texas 75062
Guardian Life Insurance Co. .................................   160,000 shares
 7 Hanover Square                                                    (8%)
 New York, New York 10004

   To the knowledge of the Company, as of the Record Date, none of the Company's directors or executive officers own any shares of Preferred Stock.

                            REASONS FOR THE PROPOSAL

   The Proposal would permit the Company to issue $400 million in long-term unsecured debt securities in excess of the Charter Limitation. At present, the Company has outstanding approximately $825.9 million in long-term debt, of which $250 million is unsecured, and would be permitted to issue only an additional $13.9 million of unsecured long-term debt under the terms of the Charter Limitation. For purposes of the Charter Limitation, "long-term" debt securities are defined as debt securities maturing more than one year after the date of their issuance, creation or assumption.

   The Company believes that regulatory, legislative and market developments have resulted in and will continue to generate a highly competitive environment in the electric and gas utility industries. Given the current and anticipated competitive climate, flexibility and cost leadership are even more crucial to the Company's future success. Because the electric and gas industries are extremely capital intensive, controlling and minimizing financing costs are essential to operating effectively in the new competitive environment. It is, therefore, for flexibility and its related cost benefits, that you are being asked to consent to the Proposal.

   The Company believes that adoption of the Proposal would further its objectives of financial flexibility and capital cost reduction. Historically, the Company's debt financing generally has been accomplished through the issuance of long-term first mortgage bonds, medium-term notes and tax-exempt bonds secured by first mortgage bonds, and a modest amount of unsecured short-term and long-term debt. Because the First Mortgage Indenture, under which the first mortgage bonds are issued, places a first priority lien on substantially all of the Company's assets, first mortgage bonds (or other securities collateralized with first mortgage bonds) are essentially the only kind of secured financing available to the Company. The First Mortgage Indenture contains certain restrictive covenants with respect to, among other things, the disposition of assets and the ability to issue additional first mortgage bonds. These restrictive covenants have become more problematic in light of the order by the Public Utilities Commission of Nevada (the "PUCN") which requires the Company to sell its electric generation assets. The Company is in the process of complying with this order and expects to complete the sale of all of its electric generation assets during 2001. In addition, the Company has entered into an agreement to sell its water business to the Truckee Meadows Water Authority so that the Company may focus its attention on its core electric, gas and telecommunications businesses. As a result of these asset divestitures, the Company will have less unfunded property to use as a basis for issuing additional first mortgage bonds under the terms of its First Mortgage Indenture. Because of this decreased capacity to issue first mortgage bonds, the Company has, with the encouragement of the PUCN, decreased its use of first mortgage bonds as a financing vehicle and instead utilized unsecured debt to a greater degree than in the past.

   In addition to the decreased capacity to issue first mortgage bonds resulting from the Company's asset divestitures, the Company's First Mortgage Indenture contains a separate provision which may make it impossible to issue additional first mortgage bonds during certain periods. This provision requires that a net earnings coverage test be satisfied before any additional first mortgage bonds may be issued. Other utilities have been unable to issue mortgage bonds during certain periods because of similar restrictive covenants in their mortgage indentures.

   These restrictions on the Company's ability to utilize secured debt have made the use of unsecured debt more attractive. The Charter Limitation, however, restricts the Company's ability to continue the trend away from secured financings and limits its flexibility in planning and financing its business activities. The Company believes it will be at a competitive disadvantage if the Proposal is not adopted. The industry's new competitors (for example, power marketers, independent power producers and cogenerating facilities) generally are not subject to this type of financing restriction. Recently, a number of other utilities with the same or similar charter restrictions have successfully eliminated such provisions by soliciting their shareholders for similar waivers or eliminations of their unsecured debt limitations. Therefore, many potential utility competitors, and even the Company's affiliate, Nevada Power Company, have no comparable provision restricting the use of unsecured debt. The Company believes that the adoption of the Proposal will be in the best long-term competitive interests of shareholders by enhancing its ability to meet the objectives described below.

FINANCIAL FLEXIBILITY

   With the Company's ability to issue secured debt (in the form of first mortgage bonds) subject to the serious limitations described above, and its ability to issue long-term unsecured debt constrained by the Charter Limitation, the Company will have little choice but to rely almost exclusively on short-term debt to finance its capital needs. Such reliance on short-term debt will leave the Company vulnerable to fluctuations in interest rates which in turn could affect the net income of the Company and its ability to pay dividends on its preferred and common stock.

   The Company believes that the prudent use of both short-term and long-term debt as capital markets dictate is vital to effective financial management of its business.

   The Proposal does not call for an unlimited waiver of the Charter Limitation. Instead, the Proposal would permit the Company to issue no more than $400 million of unsecured long-term debt in addition to the amount which it would otherwise be permitted to issue under the Charter Limitation (currently approximately $263.9 million). Issuances of unsecured long-term debt in excess of this amount would continue to be prohibited by the Charter Limitation without the consent of the holders of a majority of the Preferred Stock. The Company believes that this limited waiver will be sufficient to meet the Company's long-term financing needs until it begins to receive the cash payments resulting from the sales of certain of its assets described below.

   The Company has entered into a definitive agreement to sell its water business to the Truckee Meadows Water Authority ("TMWA") for $350 million. TMWA is a newly-established governmental entity formed by the cities of Reno and Sparks, Nevada and Washoe County, Nevada. This sale is subject to PUCN approval and is expected to close during the second quarter of 2001.

   In addition, the Company has entered into definitive agreements to sell the following electric generation plants for the net consideration indicated:

                                  Estimated Net
             General Plant        Consideration             Purchaser
             -------------        -------------             ---------
       Tracy/Pinon Power Station  $125,045,000(2)  WPS Power Development, Inc.
       Clark Mtn. Power Station

       Valmy Power Station        $261,610,000(2)  NRG Energy
       Battle Mountain Plant
       Winnemuca Plant

--------
(2) In the above table, the consideration for each sale is indicated net of payments to be made by the Company in return for three-year transitional power purchase contracts capped at 1998 rate levels. The exact amount of adjustment for these transitional power purchase contracts will be determined at the time of closing. Because each of these asset sale agreements is subject to review and approval by the PUCN and by the Federal Energy Regulatory Commission, the closings of these transactions are not expected to occur until later this year. However, for purposes of the above table, it has been assumed that each of the transactions will close on June 1, 2001. The actual adjustments (and therefore the net consideration to be received by the Company) may be higher or lower than the above estimates depending on the actual closing dates of the transactions.

   In addition, the Company is continuing to auction its remaining generation assets. Recent legislation enacted by the State of California (A.B. No. 6 (1st Ex. Sess.)) places a five-year moratorium on sales of electric generation facilities owned by public utilities. Although the generation facilities of the Company listed in the above table and the remaining generation assets being auctioned by the Company are all located in Nevada, a small portion of the Company's service area is located in the Lake Tahoe region of California, thus making the Company a "public utility" within the meaning of the California statute. As a result, the recent California legislation, as drafted, would apply to the Company's sale of its Nevada generation plants. The Company intends to seek an amendment to the legislation exempting the Company's generation facilities from the moratorium. The Company cannot at this time predict whether its efforts will be successful.

   The Company intends to use a portion of the proceeds from the above sales, after payment of applicable taxes and fees, to pay down existing long-term unsecured debt. However, the closings of these various sales transactions are likely to be spread over much of the year 2001, and their precise timing cannot be predicted. Until such closings occur and the sale proceeds are received, the Company will have very limited ability to issue long-term debt unless the Proposal is approved.

   The Proposal will not affect the fact that the Company must obtain the prior approval of the PUCN before it may issue any securities, including either short-term or long-term debt. Before the PUCN approves any issuance of debt, the Company is required to justify the need for such issuance and to demonstrate that its overall capitalization ratios after such issuance will remain within the PUCN's guidelines. In addition, the Company recently entered into a stipulation with the PUCN in which it agreed that it would achieve a ratio of equity capital to total capital by the end of 2001 of at least 42% and that, thereafter, no distributions will be made by the Company to its parent, Sierra Pacific Resources, if the Company's equity capital to total capital ratio is less than 42% without the prior approval of the PUCN. In the same stipulation, Sierra Pacific Resources agreed to use its best good faith efforts to achieve a corporate credit rating for the Company of at least "A" from Standard & Poor's Rating Services, A division of The McGraw-Hill Companies, Inc. Thus, the Company will continue to have significant regulatory constraints on the amount of total indebtedness it may incur.

   FOR THE ABOVE REASONS, THE COMPANY'S BOARD BELIEVES THE BEST LONG-TERM INTERESTS OF SHAREHOLDERS ARE SERVED BY, AND ENCOURAGES SHAREHOLDERS TO GRANT CONSENTS FOR, THE ADOPTION OF THE PROPOSAL.

CERTAIN EFFECTS OF THE PROPOSAL

   At present, the Company cannot incur more than approximately $13.9 million of long-term unsecured indebtedness without the consent of the preferred shareholders, and its issuance of secured indebtedness is subject to the limitations of the First Mortgage Indenture that are described above. Theoretically, the Proposal would allow the Company to incur a greater amount of total indebtedness than it could without approval of the Proposal. To the extent that the total indebtedness of the Company increases, the preferred shareholders' relative position in the Company's capital structure could be perceived to decline, which in turn could adversely affect the market price and credit rating of the Preferred Stock. Since a holder of any debt, whether secured or unsecured, would rank ahead of holders of Preferred Stock in a bankruptcy or other liquidation of the Company, the issuance of a greater amount of unsecured debt may pose additional risks to holders of Preferred Stock under certain circumstances, including circumstances relating to a default by the Company in the repayment of such unsecured debt.

   As noted above, however, the Company is subject to significant regulatory constraints on how much total indebtedness it may incur. Therefore, the practical effect of the Proposal would not be to increase the amount of total indebtedness that can be incurred but instead would be to provide the Company with the flexibility to issue up to $400 million of additional debt (i) as unsecured rather than secured debt and (ii) as long-term rather than short-term debt.

CERTAIN INFORMATION RELATING TO THE COMPANY; INCORPORATION BY REFERENCE

   The Company is a public utility primarily engaged in the distribution, transmission, generation, purchase and sale of electric energy. It provides electricity to approximately 302,000 customers in a 50,000 square mile service area including western, central and northeastern Nevada, including the cities of Reno, Sparks, Carson City, Elko, and a portion of eastern California, including the Lake Tahoe area. The Company also provides natural gas service in Nevada to approximately 110,000 customers and supplies water service to about 70,600 customers in the Reno/Sparks area and environs.

   All of the Company's Common Stock is owned by Sierra Pacific Resources ("Resources"). In 1999, Resources merged with Nevada Power Company, the electric utility serving Las Vegas and the surrounding area of southern Nevada, and Nevada Power Company is now a separate, wholly-owned subsidiary of Resources. As a condition to the approval of that merger, the PUCN required both the Company and Nevada Power Company to sell their electric generation assets. The Company began an auction process for its generation assets in 2000, and the Company anticipates completing the sale of all of its generation assets during 2001. In addition, the Company has entered into a definitive agreement to sell its water utility business as part of a strategy to concentrate on its core electric, gas and telecommunications businesses. The water assets sale is expected to close in the second quarter of 2001.

   The financial statements of the Company and related information included in its Annual Report on Form 10-K for the year ended December 31, 1999, its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2000 (as amended by Form 10-Q/A dated November 20, 2000), and its Current Report on Form 8-K dated January 22, 2001 are hereby incorporated by reference. The Company will provide without charge, upon the written or oral request of any person (including any beneficial owner) to whom this Consent Statement is delivered, a copy of such information (excluding certain exhibits). Such requests for information should be directed to Shareholder Relations Department, Sierra Pacific Power Company, P.O. Box 10100, 6100 Neil Road, Reno, Nevada 89520-0400, telephone (775) 834-3611.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

   The following is a general discussion of certain of the United States federal income tax consequences of the receipt of the Participation Premium. This discussion is based on the relevant provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder, Internal Revenue Service ("IRS") rulings, and judicial decisions, all in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. No ruling on the tax treatment of the receipt of the Participation Premium has been or will be sought from the IRS.

   This discussion does not address all of the federal income tax consequences that may be relevant to a preferred shareholder in light of such shareholder's particular tax situation or to certain classes of shareholders subject to special treatment under the federal income tax laws (for example, dealers in securities, banks, insurance companies, S corporations, nonresident aliens, foreign corporations, and tax-exempt entities), nor does it address any aspects of gift, estate, state, local, or foreign taxation. THE FOLLOWING DISCUSSION IS INTENDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE TAX ADVICE. PREFERRED SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AS TO THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX LAWS, AS WELL AS THE EFFECT OF ANY GIFT, ESTATE, STATE, LOCAL, OR FOREIGN TAX LAWS.

   As used herein, the term "United States Holder" means a preferred shareholder that is for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia, or (iii) an estate or trust specified as being a "United States Person" in the Code.

Participation Premiums to United States Holders

   Though not entirely free from doubt, it is believed that any Participation Premium paid to United States Holders will be treated as ordinary non-dividend income to such holders, and the Company will treat such payments accordingly.

Backup Withholding

   The amount of the any Participation Premium paid to a United States Holder will be subject to backup withholding at a rate of 31%, unless such holder (i) is a corporation or is otherwise exempt and, when required, demonstrates this fact, or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

Withholding on Payment of Participation Premium to Holders that are Not United States Holders

   Though not entirely free from doubt, the Company will treat any payment of the Participation Premium to a preferred shareholder that is not a United States Holder (a "Non-U.S. Holder") as subject to United States federal withholding tax. This tax will be withheld by the Company from any Participation Premium paid to a Non-U.S. Holder at a rate of 30% unless (i) such Non-U.S. Person is engaged in the conduct of a trade or business in the United States to which the Participation Premium is effectively connected and provides a properly executed Form W-8ECI, or (ii) a tax treaty between the United States and the country of residence of the Non-U.S. Holder eliminates or reduces the withholding on the Participation Premium and such Non-U.S. Holder provides a properly executed From W-8BEN, W-8EXP, or W-8IMY. NON-U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE AVAILABILITY OF A REFUND OF ANY UNITED STATES FEDERAL WITHHOLDING TAX.

                            SOLICITATION OF CONSENTS

   Consents will be solicited by mail, telephone, telegraph, telex, telecopier and in person. Solicitation may be made by directors, officers, shareholder relations personnel and other regular employees of the Company. No such employees will receive additional compensation for such solicitation.

   Brokers, dealers, commercial banks, trust companies and other nominees will be requested to forward the solicitation materials to the beneficial owners of Preferred Stock for which they hold of record and the Company will reimburse them for their reasonable out-of-pocket expenses.

   The Company has retained CIC/Georgeson Shareholder Communications ("CIC/Georgeson") to assist in connection with this consent solicitation for which CIC/Georgeson will be paid a fee estimated to be $4,500 and will be reimbursed for reasonable out-of-pocket expenses. The Company will indemnify CIC/Georgeson against certain liabilities and expenses in connection with the consent solicitation, including liabilities under the federal securities laws.

   Georgeson Shareholder Securities Corporation ("Georgeson") has been retained as Solicitation Agent. The Company has agreed to pay Georgeson reasonable and customary fees in connection with the solicitation. The Company has also agreed to reimburse Georgeson for its reasonable out-of-pocket expenses. The Company will indemnify CIC/Georgeson against certain liabilities and expenses in connection with the consent solicitation, including liabilities under the federal securities laws.

   The expenses related directly to the consent solicitation will be borne by the Company.

   YOUR CONSENT AND PROMPT ACTION ARE IMPORTANT. YOU ARE URGED TO GRANT YOUR CONSENT BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED CONSENT LETTER AS SOON AS POSSIBLE.

                              DELIVERY OF CONSENTS

   Properly executed consents should be received by mail as soon as possible. The Return Date is February 15, 2001. If sufficient consents are not received on or prior to the Return Date, the Company presently intends to continue to solicit consents. Such consents should be mailed or delivered to Alpine Fiduciary Services, Inc. at the address set forth below. If you have any questions concerning the procedures to be followed to execute and deliver a consent or need additional copies of documents, please contact CIC/Georgeson at the address or phone number specified below. For other questions regarding this consent solicitation, please contact the Solicitation Agent at (800) 445-1790 (toll-free), or Richard K. Atkinson, Treasurer and Investor Relations Officer of the Company at (775) 834-5300.

                                             By Order of the Board of
                                              Directors


                                          /s/ William E. Peterson
                                             William E. Peterson
                                             Senior Vice President, General
                                             Counsel and Corporate Secretary

Dated: January 23, 2001

   For questions concerning procedures or to obtain additional copies of this Consent Statement, please contact the Information Agent:

[CORPORATE INVESTOR COMMUNICATIONS, INC. LOGO]

   Questions regarding the consent should be directed to:

the Solicitation Agent:

[GEORGESON SHAREHOLDER LOGO]

                                       or

the Company:

                              Richard K. Atkinson
                    Treasurer and Investor Relations Officer
                          Sierra Pacific Power Company
                        P.O. Box 10100 (6100 Neil Road)
                               Reno, Nevada 89520
                                 (775) 834-5300

Consent letters should be mailed or delivered to the Tabulation Agent:

                        Alpine Fiduciary Services, Inc.
                               111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                       (201) 896-5679 (for confirmation)

  Brokers, dealers, commercial banks, trust companies and other nominees, only, may return consent letters by facsimile to Alpine Fiduciary Services, Inc., c/o CIC/Georgeson Shareholder Communications at (201) 804-8693 (fax).

                          SIERRA PACIFIC POWER COMPANY
               CONSENT SOLICITED BY SIERRA PACIFIC POWER COMPANY
             TO ACTION OF PREFERRED SHAREHOLDERS WITHOUT A MEETING

                                 CONSENT LETTER

   Sierra Pacific Power Company (the "Company") is soliciting (the "Solicitation") consents from holders of its Class A, Series 1 Preferred Stock, as more fully set forth in the accompanying consent solicitation statement dated January 23, 2001 (as the same may be supplemented, modified or amended from time to time, the "Consent Statement") to issue up to $400 million in unsecured indebtedness in excess of the present limitation set forth in the Company's Restated Articles of Incorporation. Under its charter, the Company cannot, without the consent of a majority of the total number of votes which may be cast by the holders of the Company's preferred stock, issue unsecured debt securities with maturities of greater than 12 months for any purpose (other than refunding outstanding unsecured debt or retiring outstanding shares of preferred stock) if such unsecured indebtedness would exceed 20% of the aggregate of (a) the total principal amount of all bonds and other securities representing secured indebtedness then outstanding and (b) the total capital and surplus of the Company then stated on its books (the "Charter Limitation"). The Company is seeking the consent of the holders of its Preferred Stock, to issue up to $400 million in unsecured indebtedness in excess of the present limitation (the "Proposal"). The reasons for and the effects of the Proposal are more fully described in the Consent Statement. The terms of the Solicitation set forth in the Consent Statement as well as the instructions in this form of consent letter are hereby incorporated herein by reference and form a part of the terms and conditions of this form of consent letter. Capitalized terms used herein and not defined shall have the meaning ascribed to them in the Consent Statement.

   CONSENTS SHOULD NOT BE DELIVERED TO ANY PERSON OTHER THAN THE TABULATION AGENT. THE TERMS OF THE CONSENT STATEMENT AS WELL AS THE INSTRUCTIONS IN THIS CONSENT LETTER SHOULD BE READ CAREFULLY BEFORE THE CONSENT LETTER IS COMPLETED.

   Beneficial owners of Preferred Stock (e.g., beneficial owners whose shares of Preferred Stock (the "Shares")) are recorded in the name of a nominee such as a brokerage firm who want to consent to the Proposal and receive a Participation Premium must either:

   (1) Arrange for the holders of their Shares to execute a consent and deliver that consent to the Tabulation Agent on such beneficial owner's behalf; or

   (2) Obtain a proxy duly executed by the shareholder authorizing the beneficial owner to execute and deliver to the Tabulation Agent the consent with respect to the Shares on behalf of such holder.

   The Depository Trust Company ("DTC"), as the registered shareholder, is expected to grant authority to the banks and brokers holding the Shares to execute the consent letter as if they were the registered holder. See Instruction 4 in this consent letter.

   By execution hereof, the undersigned acknowledges receipt of the Consent Statement and understands the transaction contemplated thereby. Following the receipt of properly completed, unrevoked and effective consent letters (or other forms of consent) indicating consent to the Proposal, signed by the holders of record on the Record Date of a majority of the outstanding shares of the Preferred Stock, the Proposal will become effective and binding upon each holder of Preferred Stock regardless of whether or not such shareholder delivered its consent. For a description of the Participation Premium payment, refer to "Participation Premium" in the Consent Statement.

   The undersigned hereby agrees that it will not revoke any consent it grants hereby on or after the Return Date and that until such time it will not revoke such consent except in accordance with the procedures set forth in the Consent Statement.

   THIS SOLICITATION IS NOT BEING MADE TO (NOR WILL THE DELIVERY OF CONSENT LETTERS BE ACCEPTED FROM OR ON BEHALF OF) SHAREHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

                        TO BE COMPLETED BY SHAREHOLDERS

   Proposal: Consent to the incurrence of $400 million in unsecured debt in excess of the Charter Limitation applicable to the Company as set forth in the Consent Statement.

   The undersigned, a holder of record of shares of preferred stock of Sierra Pacific Power Company on the record date, December 22, 2000, for this consent solicitation, hereby acknowledges receipt of the Consent Statement dated January 23, 2001, and:

               [_] Consents  [_] Withholds Consent  [_] Abstains

pursuant to the Company's Restated Articles of Incorporation, with respect to all of the shares of preferred stock held by the undersigned, to the adoption of the Proposal without a meeting of the shareholders of the Company.

   The undersigned hereby irrevocably constitutes and appoints the Tabulation Agent as the agent and attorney-in-fact of the holder with respect to the consent given hereby with full power of substitution to deliver this consent letter to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned understands that consent letters delivered pursuant to the procedures described in the Consent Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Solicitation.

   IF RETURNED CONSENT LETTERS ARE EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                      PLEASE COMPLETE THE FOLLOWING TABLE:

Name(s) and
Address(es)                           Number of Number of
of           Certificate Number(s) or  Shares     Shares
Holder(s)     DTC Participant Number    Held    Consenting
-----------  ------------------------ --------- ----------







   If the space provided above is inadequate, list the information specified above on a separate signed schedule and affix the list to this form of consent letter.

   THE UNDERSIGNED AUTHORIZES THE TABULATION AGENT TO DELIVER THIS CONSENT LETTER TO THE COMPANY AS EVIDENCE OF THE UNDERSIGNED'S CONSENT TO THE PROPOSAL.

   Unless otherwise indicated under "Participation Premium Instructions," please issue the payment of the Participation Premium in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the payment of the Participation Premium to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Participation Premium Instructions" and "Special Delivery Instructions" are completed, please issue the payment in the amount of the Participation Premium payment in the name(s) indicated under "Participation Premium Instructions," and send the payment to the person(s) indicated under "Special Delivery Instructions."

 PARTICIPATION PREMIUM INSTRUCTIONS         SPECIAL DELIVERY INSTRUCTIONS
           See Instruction 6                        See Instruction 6


   To be completed ONLY if the             To be completed ONLY if the
payment of the Participation Premium    payment of the Participation Premium
is to be issued in the name of          is to be mailed to someone other than
someone other than the shareholder.     the undersigned or to the undersigned
                                        at an address other than that shown
                                        below the undersigned's signature(s).

Issue payment in the name of:


Name ________________________________   Deliver payment to:
           (Please Print)


                                        Name__________________________________
Address _____________________________               (Please Print)


_____________________________________   Address ______________________________
         (Include Zip Code)


                                        ______________________________________
_____________________________________             (Include Zip Code)
    (Tax Identification or Social
          Security Number)


   A correct taxpayer identification
number must also be provided on the
Substitute Form W-9 included herein.


--------------------------------------------------------------------------------

                                   SIGN HERE

X ______________________________________________________________________________

X ______________________________________________________________________________
            (Signature(s) of Shareholder(s) or Authorized Signatory)

Dated ____________________________________________________________________, 2001

Name(s) ________________________________________________________________________
                                 (Please Print)

________________________________________________________________________________

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. ____________________________________________________

Must be signed by registered shareholder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act.

--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)

   Your signature need not be guaranteed if this consent is signed by you as the shareholder and you have not designated that payment is to be made in the name of any person other than yourself. In all other cases, all signatures on this consent must be guaranteed by an Eligible Institution (as defined herein). In the event that signatures on this consent (or other document) are required to be guaranteed, such guarantee must be made below by an institution that is a participant in an approved Signature Guarantee Program recognized by the Tabulation Agent (i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchanges Medallion Signature Program (MSP)) (each of the foregoing being an "Eligible Institution").

Signatures guaranteed by an Eligible Institution:

Name of Firm ___________________________________________________________________

Authorized Signature ___________________________________________________________

Dated ____________________________________________________________________, 2001

--------------------------------------------------------------------------------

                         INSTRUCTIONS FOR SHAREHOLDERS
            FORMING PART OF THE TERMS AND CONDITIONS OF THIS CONSENT

   1. Return Date. The "Return Date" is 5:00 p.m., New York time, on February 15, 2001, as such time and date may be extended by the Company in the Company's sole discretion. Consents may be revoked at any time prior to the effectiveness of the Proposal as set forth in the Consent Statement. The Company reserves the right to extend the consent solicitation period at any time and from time to time, whether or not the requisite consents have been received, by giving oral or written notice to the Tabulation Agent no later than 12:00 p.m. New York time, on the next business day after the previously announced Return Date. The Company reserves the right (i) to delay accepting any consents, to extend the consent solicitation period or to terminate the consent solicitation, and to accept consents not previously accepted by giving oral or written notice of such delay, extension, termination or acceptance to the Tabulation Agent, or
(ii) to amend or modify the terms of the Consent Statement in any manner.

   2. Delivery of this Consent. Shareholders (or such duly designated proxies of the shareholders) who desire to consent to the Proposal should mark the CONSENTS box on the form of consent and complete, sign and date the form of this consent letter and mail, hand deliver or send by overnight courier or facsimile (confirmed by physical delivery) their properly completed and executed consent, a Substitute Form W-9 (or facsimile thereof) and any other documents required by the form of this consent letter, to the Tabulation Agent at its address listed below, all in accordance with the instructions contained herein and in the Consent Statement. If none of the boxes on the form of this consent letter are checked but the form of this consent letter is otherwise properly completed and executed, the Shareholder will be deemed to have consented to the Proposal. The method of delivery of the form of this consent letter and all other required documents to the Tabulation Agent is at the election and risk of the shareholders and, except as otherwise provided in the form of this consent letter, delivery will be deemed made only when actually received by the Tabulation Agent. If such delivery is by mail, it is recommended that the shareholder use registered mail with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. Forms of the consent letter should be delivered to the Tabulation Agent, not to the Company, the Information Agent, or the Solicitation Agent. However, the Company reserves the right to accept any consent received by the Company, the Solicitation Agent or the Information Agent.

   3. Questions Regarding Validity, Form Legality, etc. All questions as to the validity, form and eligibility (including time of receipt) for Participation Premium payments, and acceptance or revocation of consents, will be determined by the Company in its sole discretion, which determination will be conclusive and binding. The Company reserves the absolute right to reject any or all consents or revocations that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities in connection with deliveries of consents or revocations. Unless waived, any defects or irregularities in connection with deliveries of consents or revocations must be cured within such time as the Company shall determine. None of the Company, any of its affiliates, the Solicitation Agent, the Information Agent, the Tabulation Agent or any other person shall be under any duty to give notification of any such defects or irregularities, or waiver, nor shall any of them incur any liability for failure to give such notification. The Company's interpretation of the terms and conditions of the consent solicitation shall be conclusive and binding.

   4. Shareholders Entitled to Consent. Only Shareholders of record on the Record Date (or their duly designated proxies) may execute and deliver a consent letter. A beneficial owner of Shares who is not the holder of such Shares (e.g., a beneficial owner whose Shares are recorded in the name of a nominee such a brokerage firm) and who wants to consent to the Proposal must either (i) arrange for the Shareholder to execute the consent letter and deliver it to the Tabulation Agent on such beneficial owner's behalf, or (ii) obtain a proxy duly executed by the Shareholder authorizing the beneficial owner to execute and deliver to the Tabulation Agent a consent letter with respect to the Shares on behalf of such Shareholder.

   "DTC Participants" (i.e., brokers, banks and other financial institutions that participate through DTC), rather than DTC or its nominee, must execute this consent letter. The Company anticipates that DTC or its nominee will execute an omnibus proxy in favor of DTC Participants holding such Shares, which will authorize each such DTC Participant to consent to the Proposal with respect to the principal amount of Shares shown as beneficially owned by such DTC Participant on the books of DTC on the Record Date.

   Any beneficial owner of Shares held of record on the Record Date by DTC or its nominee, through authority granted by DTC, may direct the DTC Participant through which such beneficial owner's Shares are held by DTC on the Record Date to execute, on such beneficial owner's behalf, or may obtain a proxy from such DTC Participant and execute directly as if such owner were a Shareholder, the consent letter with respect to Shares beneficially owned by such beneficial owner on the date of execution.

   5. Signature on this Consent Letter; Proxies; Guarantees of Signatures. A consent letter must be executed in exactly the same manner as the Shareholder's name appears on its stock certificate or on a security position listing as the owner of the Shares. If Shares to which a consent letter relates are held of record by two or more joint holders, all such holders must sign the form of consent letter. If a form of consent letter is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate by signing and must submit with the consent letter appropriate evidence of authority to execute the consent letter. In addition, if a consent letter relates to less than the total principal amount of Shares recorded in the name of such shareholder, the shareholder must list the certificate numbers (or other information sufficient to enable the Tabulation Agent to identify such Shares) and the amount of Shares recorded in the name of such Shareholder to which the consent letter relates. If Shares are recorded in different names, separate forms of consent letter must be executed by each such Shareholder. If a consent letter is executed by a person other than the shareholder, then it must be accompanied by a proxy or an appropriate power of attorney in a form satisfactory to the Company and the Tabulation Agent, in each case duly executed by the shareholder. Except as otherwise provided below, all signatures on this consent letter must be guaranteed by an Eligible Institution (as defined herein). In the event that signatures on this consent letter (or other documents) are required to be guaranteed, such guarantee must be by an institution that is a member of a Signature Guarantee Program recognized by the Trustee (i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchanges Medallion Signature Program (MSP)) (each of the foregoing being an "Eligible Institution"). Signatures on this consent letter need not be guaranteed if this consent letter is signed by the holder(s) of the Shares and such Shareholder(s) has/have not designated that payment is to be made in the name of the any person other than the Shareholder(s).

   6. Participation Premium Payment Instructions. In the event that certain conditions described below are satisfied, the Company will make a Participation Premium payment to each shareholder (or a duly designated proxy of such shareholder), as further described below, so long as the requisite consents are
(i) received by the Tabulation Agent prior to the Return Date and (ii) not duly revoked (by delivery of a notice of revocation) prior to the effectiveness of the Proposal. The Participation Premium fee payment will be in cash in an amount equal to $.50 per share consented to each holder of shares of preferred stock of record on December 22, 2000 whose duly executed and valid non-revoked consent is received on or before February 15, 2001. No interest will accrue or be payable on the Participation Premium payments.

   The Company's obligation to make the Participation Premium payment is contingent upon, among other things, the (i) receipt of the requisite consents by the Company prior to the Return Date and such requisite consents not being duly revoked and (ii) the effectiveness of the Proposal. The Participation Premium payment will be made promptly after the satisfaction of such conditions by check issued in the name of the beneficial owner of the Shares mailed to the respective address of the shareholder entitled to receive the Participation Premium payment as such name and address appears as of the Record Date or to such other person or address designated in the Special Payment Instructions box or the Special Delivery Instructions box in the consent letter. Participation Premium payments will not be made through DTC.

   7. Revocation of Consent. Each properly completed and executed consent letter received by the Tabulation Agent prior to the Return Date will be counted, notwithstanding any transfer of the Shares to which it relates, unless the procedure for revoking consents described below has been followed. A form of consent letter delivered by a Shareholder or duly designated proxy before the Return Date shall be deemed to supersede any earlier revocation of consent relating to the Shares.

   A consent may be revoked by the Shareholder granting such consent (or a duly designated proxy of such shareholder) if the Tabulation Agent receives a properly completed and executed written notice of revocation at any time prior to the Return Date. Except as provided in the Consent Statement, a consent becomes irrevocable upon the Return Date. The notice of revocation must indicate the certificate numbers of the Shares to which such revocation related (or other information sufficient to enable the Tabulation Agent to identify such Shares), as well as the aggregate principal amount of Shares. The fact and date of the execution of any such revocation must be proved in such manner as the Company deems sufficient. A transferee of Shares may revoke a consent given by a shareholder in respect of such Shares only if such transferee is a duly designated proxy. In such case, the transferee must deliver to the Tabulation Agent a revocation of consent accompanied by a proxy duly executed by such shareholder in accordance with the procedures set forth above.

   The revocation must be executed by a Shareholder in exactly the same manner as such Shareholder's name appears on the consent letter to which the revocation relates or be accompanied by evidence satisfactory to the Company and the Tabulation Agent that the Shareholder revoking such consent has succeeded to registered ownership of the Shares to which such consent relates or otherwise has the power to revoke such consent pursuant to a duly executed proxy. If a revocation is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent shall be effective only as to the Shares listed on the revocation and only if such revocation complies with the provision of this consent letter and the Consent Statement. Only a holder of Shares as reflected on the Record Date or its duly designated proxy is entitled to revoke a consent previously given with respect to such Shares. A beneficial owner of Shares who is not the holder of such Shares, desiring to revoke a consent given with respect to such Shares, must either (i) arrange with the shareholder to execute and deliver, either to the Tabulation Agent on such beneficial owner's behalf or to such beneficial owner for forwarding to the Tabulation Agent by such beneficial owner, a revocation of any consent already given with respect to such Shares, or (ii) obtain a proxy duly executed by the shareholder authorizing such beneficial owner to act on behalf of the shareholder as to such consent.

   A revocation of a consent may only be rescinded by the execution and delivery of a new consent letter. A shareholder or duly designated proxy who has delivered a revocation may thereafter deliver a new consent letter by following one of the prescribed procedures at any time prior to the Return Date.

   The Company reserves the right to contest the validity of any revocation and all questions as to the validity (including time of receipt) of any revocation will be determined by the Company in its sole discretion, which determination will be conclusive and binding. None of the Company, any of its affiliates, the Information Agent, the Solicitation Agent or any other person will be under any duty to give notification of any defect or irregularity with respect to any revocation nor shall any of them incur any liability for failure to give such notification.

   8. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify the terms and conditions of the Solicitation and the Proposal, as more fully described in the Consent Statement.

   9. Requests for Assistance or Additional Copies. Questions relating to the procedure for consenting as well as requests for assistance or for additional copies of the Consent Statement and this form of consent letter may be directed to the Information Agent at the address and telephone and facsimile number indicated in the Consent Statement. Questions regarding terms of the Solicitation should be directed to the Solicitation Agent at the address and telephone and facsimile number indicated in the Consent Statement.

                           IMPORTANT TAX INFORMATION

   Under current federal income tax law, a shareholder who is a U.S. person (including a resident alien) and who receives a Participation Premium from the Company is required to provide the Company with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her social security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service (the "IRS"). In addition, any Participation Premium payments that are made to such shareholder may be subject to backup withholding at a 31% rate.

   To prevent backup withholding on payments that are made to a shareholder that is a U.S. person, such shareholder is required to notify the Company of the shareholder's correct TIN (and the TIN of any other payees, in the case of shares held in a joint account) by completing the Substitute Form W-9 provided below certifying that the TIN provided is correct (or that such payee is awaiting a TIN), that the shareholder is a U.S. person, and to certify that (1) such shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of failure to report all interest and dividends or (2) the IRS has notified such shareholder that the shareholder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9) or
(3) such shareholder is otherwise exempt from backup withholding.

   Certain shareholders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify for an exemption from or a reduction in the rate of withholding, that person must submit a statement, signed under penalties of perjury, attesting to his exempt status. A form of such statement can be obtained from the Company.

   If backup withholding applies, the Company is required to withhold 31% of any payment made to the shareholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a Federal income tax return.

   Shareholders are urged to consult their own tax advisors to determine the application of these backup withholding and reporting requirements to them.

What Number to Give the Company

   The shareholder is required to give the Company its social security number or employer identification number.

                 The Information Agent for the Solicitation is:


[CORPORATE INVESTOR COMMUNICATIONS, INC. LOGO]

                The Solicitation Agent for the Solicitation is:


[GEORGESON SHAREHOLDER LOGO]

                 The Tabulation Agent for the solicitation is:

                        Alpine Fiduciary Services, Inc.
                               111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                       (201) 896-5679 (for confirmation)

  Brokers, dealers, commercial banks, trust companies and other nominees, only, may return consents and Notices of Solicited Consents by facsimile to Alpine Fiduciary Services, Inc., c/o CIC/Georgeson Shareholder Communications at (201) 804-8693 (fax).

                       SIERRA PACIFIC POWER CORPORATION
                             CONSENT SOLICITATION
                      WITH RESPECT TO ITS PREFERRED STOCK

                             ---------------------

                 SHAREHOLDERS ARE REQUESTED TO RETURN CONSENTS
                   BY THE RETURN DATE OF FEBRUARY 15, 2001.

                             ---------------------

                               January 23, 2001

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

We have been appointed by Sierra Pacific Power Corporation, a Nevada corporation (the "Company"), to act as Solicitation Agent and in connection therewith are enclosing the following: a letter to preferred shareholders, consent statement and consent letter. If the Proposal described in the consent statement is approved by the Company's preferred shareholders, the Company will make a special cash payment in the amount of $.50 for each share consented to each registered holder of preferred stock.

We are asking you to contact your clients for whom you hold shares registered in your name (or in the name of your nominee) or who hold shares registered in their own names. PLEASE BRING THE SOLICITATION TO THEIR ATTENTION AS PROMPTLY AS POSSIBLE. The Company will reimburse you for your reasonable out-of-pocket expenses.

No broker, dealer, commercial bank, trust company or other nominee shall be deemed to be the agent of the Company, the Solicitation Agent or CIC/Georgeson Shareholder Communications.

Any inquiries you may have with respect to the consents should be directed to Georgeson Shareholder Securities Corporation at (800) 445-1790 (toll-free).

                                   Georgeson Shareholder Securities Corporation

      Substitute Form W-9 Request for Taxpayer Identification Number and
                                 Certification
                 PAYOR'S NAME: Alpine Fiduciary Services, Inc.

 Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)
 Name: _________________________________________________________________

 Address: ______________________________________________________________

 City, State and Zip Code:______________________________________________



                                                       Social Security Number

                        TAXPAYER IDENTIFICATION NO.
 SUBSTITUTE             FOR ALL ACCOUNTS

                                                      ----------------------

 Form W-9                                            -------------------------

 Department of          Enter your taxpayer           Employer Identification
 theTreasury            identification number in               Number
 Internal Revenue       the appropriate box. For
 Service                most individuals this is
                        your social security
                        number. If you do not have
                        a number, see the enclosed
                        Guidelines. If awaiting TIN
                        write "Applied For."

                                                      ----------------------

-------------------------------------------------------------------------------
 Payor's Request
 for Taxpayer
 Identification
 Number (TIN)
 For Payees Exempt from Backup Withholding, see the attached Guidelines and complete as provided therein.
 Certification - Under penalties of perjury, I certify that:

 (1) the number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office, or
      (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number) and
                        Note: If the account is
                        held under more than one
                        name, see the enclosed
                        Guidelines on which number
                        to give the payor.
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
    Certification Instructions: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
 SIGNATURE _______________________     DATE ____________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE "TIN" ON SUBSTITUTE FORM W-9.

           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
-------------------------------------------------------------------------------
    I certify under penalties of perjury that a Taxpayer Identification
 Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 _________________________________         _________________________________
             Signature                                   Date

                                                               EXHIBIT (a)(1)(F)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

  Guidelines for determining the Proper Identification Number to Give the Payer.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00- 0000000. The table below will help determine the number to give the payer.

--------------------------------------------
                            Give the
                            SOCIAL SECURITY
For this type of account:   NUMBER of--
--------------------------------------------
1. Individual               The individual
2. Two or more individuals  The actual owner
   (joint account)          of the account
                            or, if combined
                            funds, the first
                            individual on
                            the account(1)
3. Custodian account of a   The minor(2)
   minor (Uniform Gift to
   Minors Act)
4.a. The usual revocable    The grantor-
   savings trust (grantor   trustee(1)
   is also trustee)
b. So-called trust account  The actual
   that is not a legal or   owner(1)
   valid trust under state
   law
5. Sole proprietorship      The owner(3)

                                           -
                            Give the
                            EMPLOYER
                            IDENTIFICATION
For this type of account:   NUMBER of--
                                           -
 6. A valid trust, estate   The legal entity
    or pension trust        (Do not furnish
                            the identifying
                            number of the
                            personal
                            representative
                            or trustee
                            unless the legal
                            entity itself is
                            not designated
                            in the account
                            title.)(4)
 7. Corporate               The corporation
 8. Association, club,      The organization
    religious, charitable
    or educational or
    other tax-exempt
    organization
 9. Partnership             The partnership
10. A broker or registered  The broker or
    nominee                 nominee
11. Account with the        The public
    Department of           entity
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments


-----------------------------------

                                           -----------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Show the name of the owner. Either the Social Security number or the Employer Identification number may be furnished.
(4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                  (continued)
Obtaining a number
  If you do not have a taxpayer identification number obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, check the appropriate box in Part 1(b), sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees and Payments Exempt from Backup Withholding
  Set forth below is a list of payees that are exempt from backup withholding with respect to all or certain types of payments. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) and any person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is exempt. For payments subject to reporting under Sections 6041 and 6041A, the payees listed in items (1) through (7) are generally exempt. For barter exchange transactions and patronage dividends, the payees listed in items (1) through (5) are exempt.
 (1) A corporation.
 (2) An organization exempt from tax under Section 501(a), an IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
 (3) The United States or any agency or instrumentality thereof.
 (4) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 (5) A foreign government, or a political subdivision, agency or instrumentality thereof.
 (6) An international organization or any agency or instrumentality thereof.
 (7) A foreign central bank of issue.
 (8) A dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
 (10) A real estate investment trust.
 (11) An entity registered at all times under the Investment Company Act of 1940.
 (12) A common trust fund operated by a bank under Section 584(a).
 (13) A financial institution.
 (14) A middleman known in the investment community as a nominee or custodian.
 (15) A trust exempt from tax under Section 664 or described in Section 4947. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
 . Payments to nonresident aliens subject to withholding under Section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S.
   and which have at least one nonresident partner.
 . Payments of patronage dividends not paid in money.
 . Payments made by certain foreign organizations.
 . Section 404(k) distributions made by an ESOP.
  Payments of interest not generally subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under
   Section 852).
 . Payments described in Section 6049(b)(5) to nonresident aliens.
 . Payments on tax-free covenant bonds under Section 1451.
 . Payments made by certain foreign organizations.
 . Mortgage or student loan interest paid to you.
  Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
   Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.
Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONSULT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE